SOURCE: Neptune Wellness Solutions Inc.

Neptune Wellness Announces Completion of Sprout Organic’s Debt Equitization

Neptune has exercised its option to exchange existing Sprout debt for equity resulting in Neptune ownership of approximately 89.5% of Sprout

LAVAL, QUÉBEC, CANADA – November X, 2023 – Neptune Wellness Solutions Inc. (“Neptune” or the “Company”) (NASDAQ: NEPT), a consumer-packaged goods company focused on plant-based, sustainable and purpose-driven lifestyle brands, today announced that it has effectively converted a substantial portion of Neptune’s Sprout debt into Sprout equity for the Company’s organic baby and toddler food brand, Sprout Organics. In accordance with the terms of the previously announced Exchange option, Sprout debt was exchanged for Sprout equity resulting in Neptune having increased Sprout ownership from 50.1% to approximately 89.5%.

The debt exchange will significantly improve the strategic positioning for both entities, decreasing expenses, removing Neptune as guarantor for Sprout’s promissory notes, and subject to third party consents, Sprout becoming an independent trading entity.

About Neptune Wellness Solutions Inc.

Neptune is a consumer-packaged goods company that aims to innovate health and wellness products. Founded in 1998 and headquartered in Laval, Quebec with a United States headquarters in Jupiter, Florida, the company focuses on developing a portfolio of high-quality, affordable consumer products that align with the latest market trends for natural, sustainable, plant-based and purpose-driven lifestyle brands. The company's products are available in more than 29,000 retail locations and include well-known organic food and beverage brands such as Sprout Organics, Nosh, and Nurturme, as well as nutraceuticals brands like Biodroga and Forest Remedies. With its efficient and adaptable manufacturing and supply chain infrastructure, the company can quickly respond to consumer demand, and introduce new products through retail partners and e-commerce channels. Please visit neptunewellness.com for more details.

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This news release contains "forward-looking information" and "forward-looking statements" (collectively, "forward-looking statements") within the meaning of applicable securities laws. All statements, other than statements of historical fact, are forward-looking statements and are based on expectations, estimates, and projections as at the date of this news release. Any statement that involves discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions, future events or performance (often but not always using phrases such as "expects", or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans", "budget", "scheduled", "forecasts", "estimates", "believes" or "intends" or variations of such words and phrases or stating that certain actions, events or results "may" or "could", "would", "might" or "will" be taken to occur or be achieved) are not statements of historical fact and may be forward-looking statements.

Actual future results may differ materially. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. Forward-looking statements reflect the beliefs, opinions and projections of management on the date the statements are made and are based upon a number of assumptions and estimates that, while considered reasonable by the respective parties, are inherently subject to significant business, economic, competitive, political and social uncertainties and contingencies. Readers should not place undue reliance on the forward-looking statements and information contained in this news release concerning these times. The Company does not assume any obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by applicable law.

Media Contacts:

media@neptunecorp.com

Investor Contacts:

Valter Pinto, Managing Director

KCSA Strategic Communications

neptune@kcsa.com

212.896.1254